                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made and entered into as of September 1, 1997, by and among WEEKS REALTY, L.P., a Georgia limited partnership ("Operating Partnership"), WEEKS CONSTRUCTION SERVICES, INC., a Georgia corporation ("Construction"), WEEKS REALTY SERVICES, INC., a Georgia corporation ("Realty"), WEEKS DEVELOPMENT PARTNERSHIP, a Georgia general partnership ("Development"), WEEKS FINANCING LIMITED PARTNERSHIP, a Georgia limited partnership ("Financing") (Operating Partnership, Construction, Realty, Development and Financing, collectively, "Borrowers," and each, individually, a "Borrower"); WEEKS REALTY, L.P., a Georgia limited partnership, in its capacity as Borrowers' Agent ("Borrowers' Agent"); WEEKS CORPORATION, a Georgia corporation ("Weeks Corporation"), WEEKS GP HOLDINGS, INC., a Georgia corporation ("GP"), and WEEKS LP HOLDINGS, INC., a Georgia Corporation ("LP")(Weeks Corporation, Operating Partnership, GP and LP, collectively, "Guarantors," and each, individually, a "Guarantor"); each Bank that is or becomes a signatory hereto (collectively, "Banks," and each, individually, a "Bank"); WACHOVIA BANK, N.A. (successor by merger to Wachovia Bank of Georgia, N.A.), a national banking association ("Wachovia"), in its capacity as Swing Lender hereunder ("Swing Lender") and in its capacity as Banks' Agent hereunder (including any successor, "Banks' Agent").

                             W I T N E S S E T H:

     WHEREAS, Borrowers, Weeks Corporation, Operating Partnership (in its capacity as Borrowers' Agent), Banks, Swing Lender and Banks' Agent executed and delivered that certain Credit Agreement, dated September 25, 1996 (the "Agreement"), and GP and LP each thereafter became a party to the Agreement as a Guarantor; and

     WHEREAS, Borrowers have requested that the Facility Amount be increased from $175,000,000 to $225,000,000, in accordance with the terms and conditions hereof; and

     WHEREAS, Borrowers have requested that the maximum amount of the Available Swing Credit be increased from $5,000,000 to $10,000,000, in accordance with the terms and conditions hereof; and

     WHEREAS, Banks and Swing Lender have agreed to such requests, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, Borrowers, Weeks Corporation, Guarantors, Operating Partnership (in its capacity as Borrowers' Agent), Banks, Swing Lender and Banks' Agent hereby covenant and agree as follows:

     1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     2.  Amendments to Article I.  The following definitions set forth in
Article I of the Agreement are hereby amended by deleting each of them in its entirety and substituting in lieu thereof the following:

     "Available Swing Credit" shall mean the lesser of (a) $10,000,000 or (b) the Available Credit.

     "Commitment Share" shall mean, with respect to each Bank, the Commitment Share set forth opposite such Bank's name on the signature pages hereof or, in the event of any amendment of this Agreement, the Commitment Share set forth opposite such Bank's name on the signature pages of such amendment.

     "Facility Amount" shall mean (a) for the period commencing on the date of this Agreement and ending on August 31, 1997, $175,000,000, (b) for the period commencing on September 1, 1997, and ending on March 1, 1998, $225,000,000, and (c) for the period commencing on March 2, 1997, and ending on the Expiration Date, if Borrowers' Agent shall have given written notice to Banks' Agent on or before March 1, 1998, of Borrowers' election permanently to increase the Facility Amount to a stated dollar amount greater than $175,000,000 but less than or equal to $225,000,000, the dollar amount so stated in the written notice, or, if Borrowers' Agent shall not have given such a written notice to Banks' Agent on or before March 1, 1998, $175,000,000; or, during any of the foregoing periods, such reduced amount as shall be elected by Borrowers in accordance with Section 2.03.

     "Swing Loan Note" shall mean Borrowers' Swing Loan Note, made payable to the order of Swing Lender and in the form of Exhibit D, which is attached hereto and incorporated herein by reference, evidencing the Swing Loans, and any renewal, modification, or restatement thereof made by Borrowers to the order of Swing Lender and evidencing the Swing Loans.

     "Syndicated Master Note" shall mean each of Borrowers' Syndicated Master Notes, made payable to the order of a Bank and in the form of Exhibit E, which is attached hereto and incorporated herein by reference, evidencing the Syndicated Loans made by such Bank, and any renewal, modification, or restatement thereof made by Borrowers to the order of a Bank and evidencing the Syndicated Loans made by such Bank.

     3. Amendments to Section 2.13. Section 2.13 of the Agreement is hereby amended as follows:

     (a) By deleting subsection (a) thereof in its entirety and by substituting in lieu thereof the following:

          (a) The Syndicated Loans made by each Bank shall be evidenced by a Syndicated Master Note made by Borrowers payable to the order to such Bank in an amount equal to the principal amount of such Bank's Commitment.

     (b) By deleting subsection (b) thereof in its entirety and by substituting in lieu thereof the following:

          (b) The Swing Loan shall be evidenced by a Swing Loan Note made by Borrowers payable to the order of Swing Lender in an amount equal to the maximum amount of the Available Swing Credit. In the event that the maximum amount of the Available Swing Credit shall at any time or from time to time increase to a dollar amount greater than the principal amount of the latest Swing Loan Note delivered by Borrowers to Swing Lender pursuant to the provisions of this Agreement, Borrowers shall duly execute and deliver to Swing Lender a restatement of such Swing Loan Note, in form and substance satisfactory to Swing Lender, made payable to Swing Lender and in a principal amount equal to the maximum amount of the Available Swing Credit.

     (c) By adding after subsection (e) thereof the following new subsection (f):

          (f) Upon receipt of each Bank's Syndicated Master Note pursuant to
     Section 5.11, Bank's Agent shall deliver such Note to such Bank. In the event that a Bank's Commitment shall at any time or from time to time increase to a dollar amount greater than the principal amount of the latest Syndicated Master Note delivered by Borrowers to Banks' Agent pursuant to the provisions of this Agreement, Borrowers shall duly execute and deliver to Banks' Agent a restatement of such Syndicated Master Note, in form and substance satisfactory to Banks' Agent, made payable to such Bank and in a principal amount equal to such Bank's Commitment. Upon receipt of each such restatement of a Syndicated Master Note payable to the order of a Bank, Banks' Agent shall deliver such Note to such Bank, in exchange for the latest Syndicated Master Note payable to the order of such Bank delivered by Borrowers to Banks' Agent, shall mark such latest Note "REPLACED BY RESTATED SYNDICATED MASTER NOTE, DATED _______," and hold such latest Note as additional evidence of the Loans made prior to such restatement.

     4. Amendments to Section 2.20. Section 2.20 of the Agreement is hereby amended by deleting subsections (a) and (b) thereof in their entirety and substituting in lieu thereof the following:

     (a) Origination Fees. (i) An initial origination fee equal to 0.25% of the original Facility Amount of $175,000,000, payment of which has been made on the date of this Agreement;

          (ii) An additional origination fee equal to 0.05% of the $50,000,000 increase in the Facility Amount which becomes effective on September 1, 1997, which shall be due and payable at the request of Banks' Agent, but not later than September 1, 1997;

          (iii) In the event that Borrowers shall elect, by written notice by Borrowers' Agent to Banks' Agent on or before March 1, 1998, permanently to increase the Facility Amount to a stated dollar amount greater than $175,000,000 but less than or equal to $225,000,000, an additional origination fee equal to 0.15% of the amount by which the dollar amount so stated in the written notice exceeds $175,000,000, which shall be due and payable on the date on which the written notice of such permanent increase shall be given; and

          (iv) In the event that Borrowers shall elect, by written request delivered to Banks' Agent at least sixty (60) days prior to December 31, 1997, pursuant to the provisions of Section 2.04, to extend the Expiration Date to December 31, 2000, and Borrowers shall elect, by written notice by Borrowers' Agent to Banks' Agent on or before March 1, 1998, permanently to increase the Facility Amount to a stated dollar amount greater than $175,000,000 but less than or equal to $225,000,000, an additional origination fee equal to 0.05% of the amount by which the dollar amount so stated in the written notice exceeds $175,000,000, which shall be due and payable on the date on which the written notice of such permanent increase shall be given.

     (b) Extension Fees. An extension fee equal to a percentage of the Facility Amount in effect as of each Extension Date, if any, on which an extension becomes effective pursuant to the provisions of Section 2.04, which percentage shall be determined by reference to the Debt Rating Table and based on the Debt Rating, if any, as determined by Banks' Agent, in effect as of such day if such day is a Performance Pricing Determination Date, or otherwise as of the Performance Pricing Determination Date immediately preceding such day; provided that if there is no Debt Rating in effect on the applicable Performance Pricing Determination Date, the annual extension fee shall be the same as that set forth in the applicable Level V of the Debt Rating Table, which fee shall be due and payable on such Extension Date; and provided further that should an extension of the Expiration Date to December 31, 2000, become effective pursuant to the provisions of Section 2.04 on December 31, 1997, the Facility Amount shall be deemed to be, for purposes of calculating the Extension Fee that becomes due and payable on December 31, 1997, $175,000,000.

     5. Conditions to this Amendment. This Amendment shall not become effective unless, on or before September 1, 1997, each of the following conditions shall have been satisfied:

     (a) Representations and Warranties. The representations and warranties of Borrowers and Guarantors set forth in the Agreement, this Amendment, and in all agreements, documents and instruments executed and delivered pursuant to the Agreement or this Amendment shall be true and correct in all material respects when made or deemed made under the Agreement or this Amendment, except as otherwise disclosed in writing pursuant to the Agreement to each Bank and Swing Lender.

     (b) Payment of Fees. Banks' Agent shall have received payment in full of all fees, charges and expenses as required by or otherwise due in connection with the Agreement or this Amendment, including all attorneys' fees and expenses of Banks' Agent's counsel related to this Amendment, the additional origination fee required in accordance with Section 2.20(a)(ii), and the amendment fee required in accordance with Section 15.03 of the Agreement.

     (c) Restated Syndicated Master Notes. Banks' Agent shall have received original Restated Syndicated Master Notes, duly executed and delivered by Borrowers, each made payable to the order of a Bank and in the principal amount of such Bank's Commitment.

     (d) Restated Swing Loan Note. Swing Lender shall have received an original Restated Swing Loan Note, duly executed and delivered by Borrowers, made payable to the order of Swing Lender and in the principal amount of $10,000,000.

     (e) No Defaults. After giving effect to the terms of this Amendment, there shall be no Default or event which, with notice or passage of time or both, would constitute a Default under the Agreement.

     6. Effective Date. This Amendment shall be, subject to the satisfaction of each of the conditions set forth in Section 5 hereof, effective as of September 1, 1997.

     7. Representations. As a material inducement to Banks' Agent, Banks and Swing Lender to enter into this Amendment, Borrowers and Guarantors warrant and represent to Banks' Agent, Banks and Swing Lender that (a) all warranties and representations of Borrowers and Guarantors set forth in the Agreement were true and correct in all material respects when made and remain true and correct in all material respects as of the date hereof, except as otherwise disclosed in writing pursuant to the Agreement to each Bank and Swing Lender; (b) they are not aware of the occurrence of any material adverse change in their respective businesses, properties, operations or conditions (financial or other), taken as a whole (or, with respect to the Operating Partnership, standing alone), since June 30, 1997; (c) as of the date hereof, and after giving effect to the terms hereof, there are no Defaults or events which, with notice or passage of time or both, would constitute Defaults under the Agreement; and (d) there exists no right of offset, defense, counterclaim, claim or objection in favor of any Borrower or any Guarantor arising out of or with respect to the Agreement or any of the Notes.

     8. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     9. Ratification. Borrowers and Guarantors hereby restate, ratify and reaffirm each and every term, covenant and condition set forth in the Agreement, as amended hereby, and the other Loan Documents effective as of the date hereof.

     10. Reaffirmation of Guaranties. By execution hereof, each Guarantor hereby re-affirms its obligations under the Unconditional Guaranty of Payment and Performance executed by such Guarantor in favor of Banks' Agent, for the ratable benefit of Banks and Swing Lender, dated September 25, 1996, in the case of Weeks Corporation and Operating Partnership, and dated

March 12, 1997, in the case of GP and LP, and acknowledges that such Guaranty continues to guaranty, in accordance with its terms, the payment of the Notes (as defined in the Agreement, as amended hereby) and the performance by Borrowers of their obligations under the Agreement, as amended hereby.

     11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     12. Headings. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     13. Further Assurances. Borrowers agree to take such further actions as Banks' Agent may reasonably request in connection herewith to evidence the amendments herein contained.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered in their names and on their behalf, and their seals to be affixed and attested, all as of the day and year first above written.

                                       BORROWERS:

                                       WEEKS REALTY, L.P.

ATTEST:                                BY: WEEKS GP HOLDINGS, INC., its
                                           sole General Partner

/s/ Elizabeth C. Belden                By: /s/ David P. Stockert
-------------------------                  -----------------------
      Secretary                           Its: Senior Vice President and
                                               -------------------------
                                               Chief Financial Officer
                                               -----------------------
     [CORPORATE SEAL]


ATTEST:                                WEEKS CONSTRUCTION SERVICES, INC.

/s/ Elizabeth C. Belden                By: /s/ Forrest W. Robinson
-------------------------                  ------------------------
      Secretary                           Its: Vice President
                                               --------------------
     [CORPORATE SEAL]


ATTEST:                                WEEKS REALTY SERVICES, INC.


/s/ Elizabeth C. Belden                By: /s/ Forrest W. Robinson
-------------------------                  ------------------------
      Secretary                           Its: Vice President
                                               --------------------
     [CORPORATE SEAL]


                                       WEEKS DEVELOPMENT PARTNERSHIP

ATTEST:                                BY: WEEKS REALTY SERVICES, INC., as
                                           its Managing Partner

/s/ Elizabeth C. Belden                By: /s/ David P. Stockert
-------------------------                  ------------------------
      Secretary                           Its: Senior Vice President and
                                               -------------------------
                                               Chief Financial Officer
                                               -----------------------
     [CORPORATE SEAL]

                                       WEEKS FINANCING LIMITED PARTNERSHIP

                                       BY: WEEKS REALTY, L.P., its sole
                                           General Partner

ATTEST:                                    BY: WEEKS GP HOLDINGS, INC., its
                                               sole General Partner

/s/ Elizabeth C. Belden                        By: /s/ David P. Stockert
-------------------------                          ---------------------
      Secretary                                   Its: Senior Vice President and
                                                       -------------------------
                                                       Chief Financial Officer
                                                       -----------------------
     [CORPORATE SEAL]



                                       GUARANTORS:

ATTEST:                                WEEKS CORPORATION

/s/ Elizabeth C. Belden                By: /s/ Forrest W. Robinson
-------------------------                  ------------------------
      Secretary                           Its: President/Chief Operating Officer
                                               ---------------------------------

     [CORPORATE SEAL]


                                       WEEKS REALTY, L.P.

ATTEST:                                BY: WEEKS GP HOLDINGS, INC., its sole
                                           General Partner

/s/ Elizabeth C. Belden                By: /s/ David P. Stockert
-------------------------                  ------------------------
      Secretary                           Its: Senior Vice President and
                                               -------------------------
                                               Chief Financial Officer
                                               -----------------------
     [CORPORATE SEAL]


ATTEST:                                WEEKS GP HOLDINGS, INC.

/s/ Elizabeth C. Belden                By: /s/ David P. Stockert
-------------------------                  ------------------------
      Secretary                           Its: Senior Vice President and
                                               -------------------------
                                               Chief Financial Officer
                                               -----------------------
     [CORPORATE SEAL]

ATTEST:                                WEEKS LP HOLDINGS, INC.

/s/ Elizabeth C. Belden                By: /s/ David P. Stockert
-------------------------                  ------------------------
      Secretary                           Its: Senior Vice President and
                                               -------------------------
                                               Chief Financial Officer
                                               -----------------------
     [CORPORATE SEAL]



                                       BORROWERS' AGENT:

                                       WEEKS REALTY, L.P.

ATTEST:                                BY: WEEKS GP HOLDINGS, INC., its sole
                                           General Partner

/s/ Elizabeth C. Belden                    By: /s/ David P. Stockert
-------------------------                      ---------------------
      Secretary                               Its: Senior Vice President and
                                                   -------------------------
                                                   Chief Financial Officer
                                                   -----------------------
     [CORPORATE SEAL]



                                       BANKS' AGENT:

                                       WACHOVIA BANK, N.A. (successor by
                                       merger to Wachovia Bank of Georgia,
                                       N.A.), as Agent

                                       By: /s/ Steven B. Wood
                                           ------------------------
                                          Its: Vice President
                                               --------------------

                                            [BANK SEAL]


                                       BANKS:

Commitment Share:                      WACHOVIA BANK, N.A. (successor
54.22222%                              by merger to Wachovia Bank of
                                       Georgia, N.A.)

Address:                               By: /s/ Steven B. Wood
191 Peachtree Street, N.E.                 ---------------------------
Atlanta, Georgia  30303                   Its: Vice President
                                               -----------------------
                                          Date: September 3, 1997

                                            [BANK SEAL]

Commitment Share:                      FIRST UNION NATIONAL BANK
28.44444%                              (successor by merger to First
                                       Union National Bank of Georgia)

Address:                               By: /s/ Susan T. Miller
999 Peachtree Street, N.E.                 ---------------------------
Suite 610                                 Its: Senior Vice President
Atlanta, Georgia  30309                        -----------------------
                                          Date: September 1, 1997

                                            [BANK SEAL]



Commitment Share:                      COMMERZBANK A.G. -
10.00000%                              ATLANTA AGENCY

Address:                               By: /s/ Harry Yergey
1230 Peachtree Street, N.E.                ---------------------------
Suite 3500                                Its: Vice President
Atlanta, Georgia  30309                        -----------------------

                                       By: /s/ Mark Wortman
                                           ---------------------------
                                          Its: Assistant Vice President
                                               ------------------------
                                          Date: September 3, 1997

                                            [BANK SEAL]


Commitment Share:                      MELLON BANK, N.A.
7.33333%

Address:                               By: /s/ B. H. Henderson, III
1735 Market Street, 4th Floor              ---------------------------
Philadelphia, PA  19103                   Its: Vice President
                                               -----------------------
                                          Date: September 3, 1997

                                            [BANK SEAL]